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Commission File No.: 000-27999

On November 8, 2004, Finisar Corporation made a presentation at the American Electronics Association Classic Conference, which was simultaneously webcast on Finisar’s website. The attached materials accompanied the presentation and contain references to Finisar’s proposed acquisition of the fiber optics business unit of Infineon Technologies AG.

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Digital Fiberoptics for Computer and Access Networks Filed by Finisar Corporation pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended Commission File No.: 000-27999

Safe Harbor Under the Private Securities Litigation Act of 1995 Except for historical information, the matters discussed in this presentation contain forward-looking statements regarding future trends or events that involve risks and uncertainties. Please be aware that these statements are only predictions and that actual events or results may differ materially. The Company is required to file documents from time to time with the Securities and Exchange Commission. These documents identify important factors that could cause actual results to differ materially from those contained in our projections or forward- looking statements. Please refer to the Company's Form 10-K and other interim reports as filed with the Securities and Exchange Commission for a discussion of those risk factors. The Company assumes no obligation to update the information in this presentation.

Ultra-long haul >1000km Transport 60-600km Metro Core 20-100km Metro Access 2-20km Access 0.5-20km Inter office 0.5-20 km Intra-office <100m The Finisar Sweetspot Enterprise Finisar Sweetspot DATACOM PRODUCTS TELECOM PRODUCTS

Major Product Offerings Optics Test Instruments for Fibre Channel, GigE, iSCSI Metro San/LAN/Metro Optical Components from AOC

Inside a Transceiver Inside a Transceiver Electrical Connector Optical Connector Post AMP IC Laser Diode Driver IC PIN + TIA ROSA Laser Diode TOSA Digital Diagnostics IC (back side) PCBA PCBA Data Integrity Reliability Built-in Intelligence

HP FC Switch 16 B Extreme Networks Black Diamond 6800 Optical Transceivers For Diverse Applications Emulex LP9000 HBA Cisco Catalyst 6000 EMC Symmetrix 5000 Brocade SilkWorm 12000

Our Customers Enabling the Majority of LAN/SAN Vendors and Targeting Telecom 3Com Adva Alcatel Agilent Arris Bell Micro Brocade Ciena Cisco IBM Intel LSI (Engenio) McData Nortel QLogic Scientific Atlanta StorageTek Sun Verizon CNT Dell EMC Emulex Extreme Fluke Foundry HP/Compaq Huawei

A Heritage of Innovation 1992: First to market with 860 nm 1.25 Gb/s transceivers for multimode fiber 1995: First to market with transceivers with digital diagnostics 1996: First to market with storage protocol analyzer (ESCON protocol) 1997: First to market with transceivers using 850 nm VCSELs 1997: First fibre channel protocol analyzer created 2000: First to market with SFP Transceivers 2001: First to market with IP storage protocol analyzer (iSCSI) 2001: First to market with 2.125 Gb/s SFP transceivers 2001: First to market with CWDM GBIC transceivers 2001: Initiation of 10 Gb/s XFP MSA 2002: First to market with 1000Base-T GBIC transceivers 2002: First to market with DWDM GBIC transceiver 2002: First to market with XFP transceivers 2003: First to demonstrate 40 km XFP transceivers 2003: First to demonstrate 80 km DWDM and 300 meter EDC XFP transceivers 2003: First blade-based analysis system for multi-protocol SANs introduced 2004: First 4 Gb/s and 10 Gb/s fibre channel analyzers introduced 196 US Patents; 625 U.S. Patent Applications on file

Industry Trends XFP XPAK/X2 >10 Less 3 Key Industry Competitors SAN 1-2 Gbps 4 Gbps 10GigE XENPAK Fixed Optics Pluggable Optics Telecom Stagnant FCC Rules Promote FTTx Regulatory Environment Several Few Supplier Reduction

Acquired in May 2001 for $10M: 20 acres of land 700,000 sq ft building 200,000 sq ft clean-room Equipment and instruments 1,928 employees of October 2004 Finisar Malaysia

Test and Monitoring Instruments XGig is industry's first blade-based approach to test and monitoring Engineering Design & Development Network Monitoring Fibre Channel Traffic Analyzer Fiber Channel Error Insertion FC, GigE, InfiniBand BER Test System iSCSI/GigE Traffic Analyzer THG - GigE Network Monitor NetWisdom Fibre Channel Monitor

Test and Monitoring Markets* $96M Fibre Channel $25M SAN Deployed $74M Deployed Market (data centers) Development Market (R&D) $392.5M *Per Frost and Sullivan for CY2002 Significant growth opportunity based on market size

Acquisition of Honeywell VCSEL Business Closed March 2, 2004 Consideration Cash $75.0M Paid in Q404 Adjustment (1) 5.6M Paid in Q105 Total $80.6M Impact: Reduction in cost of goods sold for SW transceivers (80% of our unit volume) External revenue of $8-$10M per quarter Improves gross and operating margins Additional growth opportunities in consumer electronics and automotive applications Now known as Advanced Optical Components, AOC (1)Tied to increase in working capital. AOC considered the SW VCSEL "gold standard" by many customers

Acquisition of Infineon Fiber Optics (IFO) Original announcement on April 29, 2004 for 135M shares Revised terms on October 11, 2004 for 110M shares Includes assumption of certain restructuring costs Includes extended payment terms for manufacturing certain components post-acquisition Transaction subject to approval by Finisar shareholders Current status: Proxy under review by SEC Closing if approved December (2004)-January (2005)

Finisar

Product Overview









	Modules and Components		POF
Products	▪850 SFx ▪850/1310 9-pin ▪1310nm FP/DFB SFx	▪10Gig (XPAK, X2, XFP) ▪PAROLI modules ▪BiDi transceivers	▪Plastic fiber transceivers
% of revenue (FY Q204A)	▪61 %		▪39 %
Applications	▪Datacom (LAN/SAN) ▪Telecom ▪Fiber-to-the-Home/Premise (FTTx)		▪Automotive ▪ - MOST ▪ - Byteflight
Typical customers	▪OEMs, EMS, distributors		▪Automotive connector suppliers

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Creating the Largest Optical Pure-play JDSU - 13.4% Agilent - 13.1% Sumitomo - 8.2% Finisar - 7.6% IFX FO - 6.8% Bookham -6.7% Furukawa - 4.7% Avanex - 4.5% Mitsubishi - 4.2% Stand Alone Finisar and IFX FO - 14.4% JDSU - 13.4% Sumitomo - 8.2% Agilent - 13.1% Bookham -6.7% Furukawa - 4.7% Avanex - 4.5% Mitsubishi - 4.2% Pro Forma Source: RHK, September 2004, Global Optical Component Market Market share data represents revenue for quarter ending June 30, 2004

Finisar-IFO Revenue Summary Network Tools LAN/SAN Metro Telecom Automotive (POF) FTTX (BiDi) Parallel Infineon Qtr. Ending 6-30-04A 0 6.1 0 2.4 11.3 3.4 1.9 Finisar Qtr. Ending 7-31-04A 8.1 32.3 17.9 3.6 0 0 0 Combined 8.1 38.4 17.9 6 11.3 3.4 1.9 $25.1 $87.0 $61.9

Overview of Combined Operations San Jose, CA Marketing Application Engineering Longmont, CO R&D Transceiver Berlin, Germany (IFX FO Head Office) R&D Production Wafer Assembly Production Pilot Lines Sales and Marketing G&A Trutnov, Czech Republic Production Assembly and Test Regensburg, Germany Production POF Marketing POF R&D POF Munich, Germany Production LW optochips R&D ? ? ? ? ? Ipoh, Malaysia Production Assembly and Test Production Pilot Lines Sunnyvale, CA (FNSR Head Office) Production Pilot Lines R&D Sales and Marketing G&A Richardson, TX VCSEL Production R&D Sales and Marketing ? Shanghai, China Production Assembly and Test ? Fremont, CA Production LW optochips R&D ? Finisar Sites IFX FO Sites

Revenue (FY ended April) Optics Network Tools Network Tools Optics FY02 34.932 112.334 FY03 29.636 136.846 FY04 25.616 160.004 Annual Quarterly Network Tools Optics Q104 5.243 34.189 Q204 6.4 36.4 Q304 5.7 40.7 Q404 7 50 Q105 8.1 53.8 ($ millions) ($ millions) $39.4 $42.8 $46.4 $57.0 $185.6 $61.9

Optics Revenue by Market Telecom LAN/SAN Metro Telecom Q104 22.036 10.156 1.997 Q204 20 14.9 1.5 Q304 22.6 16.7 1.4 Q404 32.821 13.827 2.01 Q105 32.293 17.914 3.547 LAN/SAN Metro $40.7 $34.2 $36.4 LAN/SAN Metro Telecom FY02 69 26.6 16.8 FY03 75.3 53.4 8.2 FY04 97.501 55.423 7.081 $112.4 $137.0 $48.7 $160.0 $53.8

Key Customers Top 3 Other total Q104 15.1 24.3 Q204 16.5 26.3 Q304 21.2 25.2 Q404 21.828 35.169 Q105 24.219 37.658 EMC Brocade Emulex Cisco HP/Compaq Other FY02 17.487 6.475 16.806 3.774 8.104 102.751 FY03 14.944 10.445 11.407 17.2 15.703 112.504 FY04 12.871 13.854 9.889 41.275 17.873 89.838 Annual Quarterly ($ millions) ($ millions) $147.3 Top 3 Other $185.6 $166.5 HP/Compaq EMC Brocade Emulex Cisco Other $39.4 $42.8 $46.4 $57.0 $61.9

EBIT* & EBITDA Trends EBIT EBITDA Q104 -11.4 -5.8 Q204 -12 -5.9 Q304 -11.2 -5.6 Q404 -12.5 -6.4 Q105 -12.1 -5.7 EBIT EBITDA FY02 -59 -42.9 FY03 -50.5 -27.7 FY04 -47.1 -23.7 EBIT EBITDA * On a non-GAAP basis; a reconciliation with GAAP results available in our earnings release $147.2M Revenues $166.5M $185.6M $39.4 $42.8 $46.4 $57.0 $61.9M Revenues

Expected IFO Impact on Breakeven IFO FNSR Combined Delay vs. FNSR EBITDA Timing Q306 Q305 Q106 2 quarters EBIT* Timing Q406 Q106 Q306 2 quarters Expect IFO to generate $5-$6 million EBITDA/quarter post-restructuring *Non-GAAP basis

Cash Net Change in Cash Q104 108.4 -11 Q204 250 142 Q304 226.7 -23.3 Q404 143.4 -83.3 Q105 115.8 -27.6 Cash Balance and Net Change

Expected IFO Cash Impact Expect restructuring to be completed four quarters after close Infineon assistance through: Assumption of certain restructuring costs Extended payment terms for for manufacturing certain components post-acquisition Expect IFO to generate EBITDA post-restructuring Expect IFO will have a minimal impact on Finisar's cash balance

Convertible Subordinated Debt Current balance $100 million at 5.25% maturing October 2008 $150 million at 2.5% maturing October 2010 4 years interest payments held in escrow ($15.3 million not reported as cash) No automatic acceleration provisions based on financial performance

Summary Topline growth: Datacom industry growth Market share gains 10Gig and telecom penetration (OC-3,12,48,192) Network Tools Targeting gross margins at 35% Use of internal optical chips for LW devices Revenue growth (both optics and Network Tools) Economies of scale with IFO Targeting opex at 25% with IFO Targeting op income at 10% with IFO 2 quarter delay in EBIT/EBITDA breakeven with IFO Minimum cash impact with IFO Continuing to build a heritage of innovation with new product introductions

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 The statements contained in this document that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Finisar Corporation's expectations, beliefs, intentions, or strategies regarding the future. All forward-looking statements included in this document are based upon information available to Finisar Corporation as of the date hereof, and Finisar Corporation assumes no obligation to update any such forward-looking statements. Forward- looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These and other risks relating to Finisar Corporation's business are set forth in Finisar Corporation's Form 10-K, as filed with the Securities and Exchange Commission (SEC) on July 14, 2004 and amended on August 27, 2004, Form 10^Q, as filed with the SEC on September 15, 2004, and other reports filed from time to time with the SEC, including the preliminary proxy statement on Schedule 14A, filed with the SEC on July 23, 2004, and as amended. Additional Information and Where to Find It This document may be deemed to be solicitation material in respect of the proposed acquisition of the fiber optics business unit of Infineon Technologies AG by Finisar Corporation. In connection with the proposed transaction, Finisar has filed with the SEC a preliminary proxy statement regarding the proposed acquisition transaction on Schedule 14A. The information contained in the preliminary proxy statement is not complete and may be changed. Investors are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. The definitive proxy statement will be sent to the stockholders of Finisar seeking their approval of the issuance of Finisar common stock to Infineon in connection with the proposed transaction. You may obtain copies of documents filed with the SEC by Finisar free of charge by requesting them in writing from Finisar Corporation, Moffett Park Drive, Sunnyvale, California 94089, Attention: Investor Relations, or by telephone at 408-542-5050 or by email at investor.relations@finisar.com. In addition, you may obtain any of the documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. Participants in Solicitation Finisar and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Finisar in connection with the acquisition. Finisar's preliminary proxy statement filed with the SEC contains information regarding Finisar's directors, executive officers and employees and their interests in the solicitation.